Exhibit 31.1

CERTIFICATIONS
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES‑OXLEY ACT

I, Dennert O. Ware, certify that:

          1.   I have reviewed this report on Form 10-K of Kinetic Concepts, Inc.;

          2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a                 material fact necessary to make the statements made, in light of the circumstances under which such statements                 were made, not misleading with respect to the period covered by this report;

          3.   Based on my knowledge, the financial statements, and other financial information included in this report,                 fairly present in all material respects the financial condition, results of operations and cash flows of the                 registrant as of, and for, the periods presented in this report;

          4.   The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure                  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control                  over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

                    a)   designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                    b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                    c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                    d)   disclosed in this report any change in the registrant's internal control over financial reporting that
                          occurred during the registrant's most recent fiscal quarter (the Registrant’s fourth fiscal quarter in                           the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the                           registrant's internal control over financial reporting; and

          5.   The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal                  control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board                  of directors (or persons performing the equivalent functions):

                    a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                    b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 15, 2006

/s/ Dennert O. Ware Dennert O. Ware President and Chief Executive Officer